Loans Delinquent>= 90 Days (w/ BK, FC, FB)
Count
UPB
67
$9,136,205.83
In Foreclosure >= 180 Days
Count
UPB
0
In Bankruptcy >= 60 Days
Count
UPB
11
$941,918.21
REO >= 180 Days
Count
UPB
0
Loans with LTV >= 85% and Delinquent >= 60 Days(Excluded
BK, FC, FB, REO)
Count
UPB
16
$878,526.82
Loans with UPB <= $50K and Delinquent >= 30
Days(Excluded BK, FC, FB, REO)
Count
UPB
21
$702,938.61
Loans in Foreclosure >= 60 Days beyond state average
Count
UPB
1
$27,096.13
MI Claims open >= 60 Days
Number of Loans
Total Claim Amount
Avg. Claim
Avg. Aging
0
REO Not on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
0
REO on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
0
REO Prop in Eviction >= 60 Days
Number of Loans
Total UPB
Avg. Days in Eviction
0
BPO Reconciliation
Variance
Number of Loans
Total UPB
10 - 15%
12
$1,300,473.04
15 - 20%
7
$909,635.61
20 - 25%
9
$964,025.29
25 - 30%
4
$286,527.82
> 30%
12
$1,625,830.62
Red Flag Dashboard (OTS)
Date: 9/26/2005 3:34:53 PM Deal Number: SASCO 2005-NC1 Report As of: 8/30/2005
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